Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin A. Hall, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of LiveDeal, Inc. on Form 10-K for the fiscal year ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of LiveDeal, Inc.

Date: January 5, 2011

	By:	/s/ Kevin A. Hall
Kevin A. Hall
President and Chief Operating Officer

I, Larry Tomsic, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of LiveDeal, Inc. on Form 10-K for the fiscal year ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of LiveDeal, Inc.

Date: January 5, 2011

	By:	/s/ Larry Tomsic
Larry Tomsic
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to LiveDeal, Inc. and will be retained by LiveDeal, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.